UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________
FORM 8-K
_______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2016
_______________________
Phillips Edison Grocery Center REIT II, Inc.
(Exact name of registrant as specified in its charter)
_______________________

Maryland	000-55438	61-1714451
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11501 Northlake Drive
Cincinnati, Ohio 45249
(Address of principal executive offices, including zip code)

(513) 554-1110
(Registrant’s telephone number, including area code)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 7.01. Regulation FD Disclosure.
As a reminder, Phillips Edison Grocery Center REIT II, Inc. will host a conference call on Friday, May 13, 2016, at 1:00 pm Eastern Daylight Time. Participants can register for the conference by navigating to
http://dpregister.com/10086095. Callers who pre-register will be given dial-in instructions and a unique PIN to gain access to the call. Participants may pre-register at any time prior to the call and will immediately receive simple instructions via email. The call will also be automatically scheduled as an Outlook calendar event. Additionally, participants should register to view the accompanying webcast presentation by using the following link a few minutes prior to the call:
http://services.choruscall.com/links/peco160513b. A copy of the webcast presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Current Report on Form 8-K, including Exhibit 99.1, is furnished to the Securities and Exchange Commission (“SEC”), and shall not be deemed to be “filed” with the SEC for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Stockholder Presentation, dated May 13, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON GROCERY CENTER REIT II, INC.

Date: May 13, 2016	By:	/s/ R. Mark Addy
R. Mark Addy
President and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Stockholder Presentation, dated May 13, 2016